Exhibit 10.1

                             ASSIGNMENT AND LICENSE

     THIS AGREEMENT made and entered into this 23rd day of April, 2003, by and between EQUITY TECHNOLOGIES & RESOURCES, INC., a Delaware corporation, with its principal place of business in Lexington, Kentucky (hereinafter referred to as "ETCR") and VERIFIED PRESCRIPTION SAFEGUARDS, INC., a Florida corporation, with offices in Lexington, Kentucky (hereinafter referred to as "VPS"), (both of which are singularly and collectively referred to herein as the "Assignors" or "Licensors") and VERIFIED PRESCRIPTION SAFEGUARDS HOLDING, L.L.C., a Kentucky limited liability corporation, with its principal place of business in Lexington, Kentucky (hereinafter referred to interchangeably as "VPSH" or "Assignee" or "Licensee"), for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed, as follows:

     1. ETCR and VPS do hereby assign all right, title, and interest in and to any and all technology and intellectual property, actual or conceptual, patents, copyrights, trademarks, or trade secrets, either at law, common law, or by any other authority, including but not limited to provisional patent application number 60/421,799, filed October 29, 2002, confirmed on November 22, 2002 with confirmation #4866, having been issued in favor of VPS, a wholly owned subsidiary of ETCR, although held in the name of third parties; the name "Verified Prescription Safeguards, Inc."; and "Veriscrip" or "veriscrip.com" to VPSH.

     2. ETCR and VPS do hereby grant an exclusive license to VPSH, the Licensee, to use and develop any and all information, technology, intellectual property and know-how heretofore acquired by the Licensors, related to prescription drug monitoring systems or any and all matters pertaining to prescriptions and the healthcare industry, referred to in the provisional patent application or in any other published material.

     3. The parties hereto understand that VPSH intends to enter into an Agreement with Envoii Healthcare, LLC to undertake the funding and development of the Verified Prescription Safeguards system in consideration of payments from Envoii Healthcare, LLC to VPSH referred to in said Agreement dated the 23rd day of April, 2003, and in consideration of payments from VPSH to VPS and ETCR also set forth in said Agreement.

Executed this 23rd day of April, 2003.

EQUITY TECHNOLOGIES & RESOURCES, INC.
/s/  James K. Millard
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By James K. Millard, President

VERIFIED PRESCRIPTION SAFEGUARDS, INC.
/s/ Robert Leff
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By Robert Leff, President

VERIFIED PRESCRIPTION SAFEGUARDS HOLDING, LLC
/s/ James K. Millard
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By Frank B. Barker, Member
      James K. Millard